UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 29, 2024
AFFILIATED MANAGERS GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)
777 South Flagler Drive, West Palm Beach, Florida 33401
(Address of principal executive offices)
(800) 345-1100
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	AMG	New York Stock Exchange
5.875% Junior Subordinated Notes due 2059	MGR	New York Stock Exchange
4.750% Junior Subordinated Notes due 2060	MGRB	New York Stock Exchange
4.200% Junior Subordinated Notes due 2061	MGRD	New York Stock Exchange
6.750% Junior Subordinated Notes due 2064	MGRE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	Results of Operations and Financial Condition.
On July 29, 2024, Affiliated Managers Group, Inc. (the “Company”) issued a press release setting forth its financial and operating results for the quarter ended June 30, 2024. A copy of the press release is furnished as Exhibit 99.1 hereto, except for such portions which are filed, as noted below under Item 9.01.

ITEM 8.01	Other Events.
The press release announced that the Company’s Board of Directors authorized and declared a quarterly dividend of $0.01 per share of common stock, payable August 22, 2024 to stockholders of record as of the close of business on August 8, 2024.
The press release further announced that the Board of Directors authorized an additional share repurchase program. Under this program, the Company may repurchase up to 5.4 million shares of its issued and outstanding shares of common stock. Purchases may be made from time to time, at management's discretion, in the open market or in privately negotiated transactions, including through the use of trading plans under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, as well as pursuant to one or more accelerated share repurchase programs or other share repurchase strategies that may include derivatives or forward contracts. This additional authorization, combined with the remaining shares available for purchase under the Company’s October 2023 program, provides for a total of approximately 6 million shares available for repurchase under the Company’s share repurchase programs, which do not expire.

ITEM 9.01	Financial Statements and Exhibits.
(d)Exhibits.
The financial highlights table set forth on page 1 and the financial tables set forth on pages 3 through 8 in Exhibit 99.1 hereto are “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall be deemed incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended. The remaining information in Exhibit 99.1 is being “furnished” to the Securities and Exchange Commission as provided pursuant to General Instruction B.2 of Form 8-K.

Exhibit No.	Description

99.1	Earnings Press Release issued by the Company on July 29, 2024
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: July 29, 2024	By:	/s/ Kavita Padiyar
		Name:	Kavita Padiyar
		Title:	General Counsel and Corporate Secretary

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